SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC  20549

                                 FORM 8-K
                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  February 1, 1996

                         Century Properties Fund XV
        (Exact Name of Registrant as Specified in Its Charter)

                              California
             (State or Other Jurisdiction of Incorporation)

            0-9680                             94-2625577
   (Commission File Number)      (I.R.S. Employer Identification No.)

          One Insignia Financial Plaza
           Greenville, South Carolina                         29602
     (Address of Principal Executive Offices)               (Zip Code)

                               (864) 239-1000
           (Registrant's Telephone Number, Including Area Code)

                                    N/A
       (Former Name or Former Address, if Changed Since Last Report)



Item 2. Acquisition or Disposition of Assets

     On February 1, 1996, Registrant sold its Northbank Complex property located in Eugene, Oregon to an unaffiliated third party.
The purchase price for the property was $4,605,000. The sale resulted in a gain of approximately $775,000. Net proceeds to Registrant after payment of closing costs and existing debt were approximately
$1,900,000.

     Registrant is currently evaluating its cash needs to determine if any portion of these net proceeds can be distributed to its partners in the near future.

Item 7. Financial Statements, Pro Forma Financial Information and
        Exhibits

(b)  Pro Forma Financial Information:

   The required pro forma financial information will be provided in Registrants Annual Report on Form 10-K for the year ended December 31, 1995.

(c)  Exhibits

     10. Agreement of Purchase and Sale, dated as of October 20, 1995 between Northbank Partners and Century Properties Fund XV.






















2


                                 SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CENTURY PROPERTIES FUND XV

                                  By:  FOX CAPITAL MANAGEMENT
                                       CORPORATION,
                                       its general partner

Date:  February    , 1996              By: /s/ William H. Jarrard, Jr.
                                               William H. Jarrard, Jr.
                                               President





























3



EXHIBIT INDEX


     Exhibit                                                 Page No.

10.  Agreement of Purchase and Sale, dated as of                 5
     October 20, 1995 between Northbank Partners and
     Century Properties Fund XV.







































4



                                                            Exhibit 10







AGREEMENT OF PURCHASE AND SALE

by and between

Northbank Partners
("Buyer")


and


Century Properties Fund XV
("Seller")


AGREEMENT OF PURCHASE AND SALE

THIS AGREEMENT OF PURCHASE AND SALE (this "Agreement") is made and entered into as of October 20, 1995, by and between Northbank Partners, an Oregon general partnership ("Buyer"), and Century Properties Fund XV, a California limited partnership ("Seller") with respect to the sale by Seller to Buyer of fee simple title to the property (together with items (a) through (e) below the "Property") commonly known as Northbank Office Complex, located at 22,44 and 66 Club Road, Eugene, Oregon and which is more specifically described on Exhibit A to this Agreement (the "Land"), together with (a) the buildings, structures and improvements on the Land (the "Improvements") including without limitation, all mechanical systems, fixtures; electrical systems, fixtures and equipment; heating fixtures, systems and equipment; and plumbing fixtures, systems and equipment; (b) the office complex name and all personal property ("Personal Property") owned by Seller and used in conjunction with the operation of the Property; (c) all of Seller's interest in all equipment, service and supply contracts (the "Contracts"), warranties and guaranties with respect to the Property or operation thereof; (d) all site plans, surveys, soil and substrata studies, architectural renderings, plans and specifications, engineering plans and studies, floor plans, landscape plans and other plans, diagrams or studies of any kind owned by, and in the actual possession of Seller which relate to the Land and the Improvements (the "Plans"); and (e) all leases presently in force and effect therefor including all tenant payment records and credit information files (the "Leases").
NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants and conditions set forth herein, the parties hereto agree as follows:
ARTICLE 1:  PURCHASE AND SALE

1.1 Generally. Seller hereby agrees to sell the Property to Buyer, and Buyer hereby agrees to purchase the Property from Seller, upon and subject to all of the terms and conditions contained herein.
1.2  Purchase Price.  The total purchase price (the
"Purchase Price") to be paid by Buyer to Seller for the purchase of the Property shall be $4,605,000.
1.3 Deposit. Within two (2) business days of Seller's acceptance of this Agreement, Buyer shall deposit the sum of $50,000 in immediately available funds as an earnest money deposit (the "Deposit") with Evergreen Land Title Co. ("Escrow Agent"). Escrow Agent shall hold the Deposit in an interest bearing account acceptable to Buyer.
1.4 Payment of Balance Purchase Price. At the consummation of the purchase and sale of the Property (the "Closing"), Buyer shall deposit with the Escrow Agent an amount (the "Closing Payment") equal to the Purchase Price less the Deposit and interest earned thereon.
1.5 Access to Property and Tenant Information. Commencing from the date that the Escrow Agent acknowledges receipt of this Agreement (the "Acknowledgment Date"), Buyer and Buyer's representatives or agents shall, on at least 48 hours prior notice, be permitted to enter on to the Property from time to time for physical inspections, investigations, inventories, and surveys thereof and Seller shall make available to Buyer all tenant payment records and credit information files. Buyer hereby indemnifies, protects, and holds Seller harmless and agrees to defend Seller from and against any and all claims, demands, losses, damages, and liabilities (including but not limited to personal injury and property damage claims and mechanics' or other liens), together with related costs and expenses, including reasonable attorney fees and litigation costs, caused by Buyer or Buyers' agents on or to the Property. In addition, Buyer shall keep the Property free from any liens which could arise as a result of the exercise by Buyer of any of its rights under this Section 1.5. The provisions of this
Section 1.5 shall survive the Closing or earlier termination of this Agreement.
1.6 Feasibility Period and Deposit. Buyer shall have a period (the "Feasibility Period") of 45 days from the Acknowledgment Date in which to notify Seller whether it approves or disapproves of all of its inspections, investigations, inventories, and surveys of the Property and the status of title thereto and the form and substance of the Leases. If Buyer notifies Seller within the Feasibility Period that it disapproves, in its sole and absolute discretion, of any findings or results of any such inspections, investigations, inventories, or surveys, or of the status of title to the Property or the form and substance of the Leases, then this Agreement and all obligations of Buyer and Seller hereunder (except such as expressly survive this Agreement) shall immediately terminate.
If Buyer notifies Seller during the Feasibility Period of its approval, or if it fails to notify Seller within the Feasibility Period of its approval or disapproval of the findings and results of such inspections, inventories, investigations, and surveys, or the status of title to the Property or the form and substance of the Leases, then the same shall be deemed approved and the right of termination provided in this Section 1.6 shall automatically terminate. In the event that this Agreement is terminated without Closing, Buyer shall deliver copies of all inspections, investigations, tests or studies to Seller within ten (10) days of the date of termination; provided, however, that Buyer shall not be deemed to have made any representations or warranties to Seller with respect to the contents thereof.
1.7 Other Contingency. In addition to any other conditions of Buyer hereunder, Buyer's obligations under this Agreement shall be contingent upon Buyer having received copies of all Leases, within ten (10) days after the Acknowledgment Date.
Buyer may waive the foregoing contingency in its sole and absolute discretion.
1.8 Confidentiality. Each party shall keep confidential the results of all financial statements, reports or other information provided to or generated by the other party and will not disclose any such information to any person other than: (i) those employed by Buyer or Seller, respectively; (ii) those who are actively and directly participating in the evaluation of the Property and the negotiation and execution of this Agreement or financing of the purchase of the Property; (iii) governmental, administrative, regulatory or judicial authorities with respect to the investigation of the compliance of the Property with applicable legal requirements; and (iv) as required by law or court order; provided, however, that the party required to disclose by law or court order shall immediately give the other party notice in order to enable the other party to seek a protective order from such disclosure. The provisions of this
Section 1.8 will survive the termination of this Agreement other than by Closing.
ARTICLE 2:  TITLE MATTERS

2.1 Title Report. No later than five (5) days after the Acknowledgment Date, Seller will provide to Buyer a preliminary title report (the "Title Report") for the Property prepared by Escrow Agent and copies of all matters set forth therein as exceptions to the proposed title insurance coverage. The Title Report and the underlying documents shall hereinafter be referred to as the "Title Documents".
2.2 Title Review. Buyer shall have until thirty(30) days after the Acknowledgment Date (the "Title Review Period") within which to review and disapprove of any title exception disclosed by the Title Documents. Buyer shall notify Seller within the Title Review Period of its disapproval of any exception to Seller's title to and/or encumbrances against the Property contained in or disclosed by the Title Documents. In the event Buyer fails to notify Seller within the Title Review Period of any such disapproval of the matters disclosed by Buyer's review of the Title Documents, the state of title to the Property shall be deemed approved. In the event Buyer does so notify Seller of its objection to the state of title to the Property, Seller shall have fifteen (15) days to determine whether it is desirable or feasible, in Seller's discretion, to have the disapproved items removed, modified, or insured against to Buyer's satisfaction.
In the event Seller does not notify Buyer within such fifteen
(15) day period that it intends to remove, modify, or insure against such disapproved items then Seller shall have no obligation to do so, and Buyer may consider such fact during the Feasibility Period. If Seller does notify Buyer within such fifteen (15) day period that it intends to remove, modify, or insure against such disapproved items, then this Agreement shall continue in full force and effect and Seller shall, at its cost, remove, modify, or insure against the disapproved items to Buyer's satisfaction on or prior to the Closing Date.
2.3 Taxes. Notwithstanding any other provision herein to the contrary, Buyer need not notify Seller of its disapproval of exceptions disclosed by the Title Documents consisting of installments of state, county, and/or city taxes for the period due prior to the Closing. Buyer and Seller understand, acknowledge, and agree that such installments shall constitute the obligations of Seller incident to the prorations provided for in Section 4.1 below.
2.4 Title Policy. At the Closing, Seller shall deliver or cause to be delivered to Buyer an A.L.T.A. Policy of Title Insurance (the "Title Policy") issued by Escrow Agent dated the date of the Closing and with liability in the full amount of the Purchase Price, insuring Buyer as owner of fee title to the Property subject only to the "Permitted Exceptions" (as hereinbelow defined). Buyer shall be responsible for the preparation and delivery of any survey of the Property which may be required by Escrow Agent as a condition to the delivery of the Title Policy. As used herein, the term "Permitted Exceptions" shall mean: (i) exceptions to title to the Property disclosed in the Title Report to which Buyer does not object as herein provided; (ii) rights of tenants in possession; and (iii) taxes and assessments with respect to the Property that are not delinquent. Buyer agrees to take title to the Property subject to the Permitted Exceptions. Buyer shall have the sole and absolute right, exercisable in its discretion but deemed to be exercised by Buyer in all respects upon the Closing, to waive any title exceptions disapproved by Buyer which Seller does not or is unable to cure under this Agreement, in which event the Property shall be sold, assigned, and transferred subject to such exception.
2.5 Leases and Estoppel Letters. No later than ten (10) days prior to the Closing Date (as defined below), Seller will obtain and deliver to Buyer copies of the tenant estoppel certificates (hereinafter call the "Estoppel Certificates") to be delivered at Closing, in a form attached hereto as Exhibit "B", from tenants representing 90% of the leased space at the Property, with written notification listing any required Estoppel Certificates Seller has been unable to obtain and noting the reason why the Estoppel Certificates have not been produced. In the event that Seller has been unable to obtain the necessary Estoppel Certificates, Buyer shall have the option, in its sole discretion, to: (i) waive this requirement and proceed to Closing, provided that Seller shall, on the Closing Date (as hereinbelow defined), deliver to Buyer a certificate containing all of the information required in the Estoppel Certificate and warranting that such information is true and correct; or (ii) terminate this Agreement.
2.6  Lease Approval Requirements.  Seller shall, at the
Closing, deliver to Buyer original executed counterparts of each Lease and amendment, and of each new Lease and each amendment(including extensions or renewals) of an existing Lease executed after the date hereof in accordance with the provisions of this Agreement. Seller shall deliver to Buyer a copy of any new Lease and any Lease amendment, including without limitation, any cancellation, extension or renewal of an existing Lease ("Amendment") entered into subsequent to the delivery of copies of the Leases set forth in Section 1.7 of this Agreement. No new Lease, and no Amendment shall be made by Seller or its agent for space at or in the Property subsequent to the Feasibility Period, without the prior written approval of Buyer, which Buyer will not unreasonably withhold. In the event Seller desires to enter into a new Lease or Amendment between the expiration of the Feasibility Period and the Closing Date, Seller shall notify Buyer in writing of its intent to do so and Buyer shall approve or disapprove such request in writing within five (5) working days thereafter.
ARTICLE 3:  CLOSING

3.1 Opening of Escrow. The Closing shall be through an escrow to be opened with the Escrow Agent (the "Escrow"). Within two (2) business days after receipt of executed counterparts of this Agreement by both parties, Escrow shall be opened, and Buyer and Seller shall deliver one (1) fully executed copy of this Agreement to the Escrow Agent. This Agreement, together with any supplemental instructions jointly executed or executed in counterparts by Buyer and Seller and delivered to Escrow Agent, shall constitute the escrow instructions by which the transaction contemplated herein shall be consummated. In the event of any inconsistency between any such supplemental instructions and the terms of this Agreement, the terms of this Agreement shall prevail.
3.2 Closing Date. The Closing shall occur on or before the date which is 75 days after the Acknowledgment Date (the "Closing Date"), unless Buyer designates an earlier specific Closing Date by notice to Seller, said date not to be earlier than ten (10) days from the date of said notice. All interest earned on the Deposit in Escrow shall accrue for the benefit of Buyer. Such interest shall be credited against the Purchase Price for the benefit of Buyer at Closing.
3.3 Closing. The Closing shall take place (and each party hereto shall take such actions within its control to ensure that all requirements (including those contained in this Section 3.3) are timely satisfied on the Closing Date) when the Escrow Agent is prepared to record Seller's special warranty deed conveying good and marketable title to the Property to Buyer, subject only to the Permitted Exceptions (the "Deed"), as hereinafter set forth. Prior to the Closing Date, the following actions shall be taken and deliveries shall be made with respect to the Property:
(i) the Deed, duly executed and acknowledged by Seller shall be delivered to Escrow Agent by Seller; (ii) two (2) identical originals of an assignment and assumption of the Contracts and the Leases (the "Assignment"), duly executed by Seller and Buyer, shall be delivered to Escrow Agent; (iii) the Title Policy shall be delivered to Buyer, or the Escrow Agent shall commit in writing to deliver the same; (iv) an Affidavit of Non-Foreign Status shall be delivered by Seller to Escrow Agent to be held for Buyer; (v) the Estoppel Certificates shall be delivered to Buyer; (vi) a bill of sale for the Personal Property in a form acceptable to Buyer and duly executed by Seller shall be delivered to Buyer; and (vii) Buyer shall cause the Closing Payment and closing costs to be paid into Escrow in immediately available funds by cashier's or certified check or wire transfer.
3.4 Buyer's Conditions. The obligation of Buyer to purchase the Property is subject to the condition (which may be waived in writing by Buyer in its sole discretion) that a "Seller's Event of Default" (as hereinafter defined) shall not have occurred.
3.5 Seller's Conditions. The obligation of Seller to sell the Property is subject to the condition (which may be waived in writing by Seller in its sole discretion) that a "Buyer's Event of Default" (as hereinafter defined) shall not have occurred.
3.6 Deliveries After the Closing. Upon satisfaction of all of the conditions to the Closing specified in Sections 3.4 and 3.5, and the delivery of all monies, documents, and instruments required in Section 3.3, Escrow Agent shall immediately record the Deed, and after taking account of all prorations and adjustments specified herein, the following actions shall be taken all of which will be deemed taken simultaneously at the Closing and no one of which will be deemed completed until all have been completed: (i) any excess funds deposited by Buyer in Escrow (after payment of all of Buyer's Closing Expenses as contemplated herein) shall be returned to Buyer, together with the Bill of Sale at its address as set forth herein, (ii) all other funds in Escrow to which Seller is entitled hereunder (after payment of all of Sellers Closing Expenses as contemplated herein), shall be paid to Seller; (iii) one (1) original of the Assignment shall be delivered to each of Seller and Buyer; and (iv) Seller shall deliver possession of the Property to Buyer subject to all tenancy rights to the Property pursuant to the Leases.
ARTICLE 4:  PRORATIONS AND CLOSING EXPENSES

4.1  Taxes and Rents.  Real property taxes and assessments
for the tax year in which the Closing occurs shall be apportioned between Buyer and Seller as of 11:59 p.m. of the day prior to the Closing Date. All rents, if any, which are actually received by Seller as of the Closing will be prorated; provided, however, that Buyer will use good faith efforts to collect delinquent rents within sixty (60) days of the Closing Date, but will in no event be obligated to commence legal action in connection with such collection activities. Delinquent rents and rents not paid by the Closing will not be prorated, but any delinquent rents received by Buyer subsequent to Closing will be delivered to Seller. Rents allocable to the period prior to the Closing will be retained by Seller. Rents allocable to the period after the Closing will be delivered to Buyer. Furthermore, all security deposits shall be credited to Buyer at Closing. In the event that final documentation of any such item is not available at the Closing, the required proration shall be made on the basis of the best available documentation and a further proration shall be made between the parties when the final documentation or billing becomes available. This provision shall survive the Closing for a period of sixty (60) days.
4.2  Other Provisions.  Any amounts or fees payable under
any Permitted Exceptions shall be prorated as of the Closing
Date.
4.3  Service Contracts and Utilities.  Seller will notify
all contract vendors and utility companies servicing the Property of the sale of the Property to Buyer and will request that such companies send Seller a final bill for the period ending the Closing Date. Buyer will notify the contract vendors and utility companies that all bills for the period subsequent to the Closing Date are to be sent to Buyer. In the event that final documentation is not available at the Closing, the required proration shall be made on the basis of the best available documentation and a further proration shall be made at such time as the final documentation or billing becomes available. This
Section 4.3 shall survive Closing for a period of sixty (60)
days.
4.4  Closing Expenses.  The expenses of the Closing shall be paid as follows:
	(a)	Seller shall pay (i) the premium for the Title
Report and the premium for the Title Policy up to the premium for a standard A.L.T.A. Policy of Title Insurance; (ii) documentary transfer and/or stamp taxes; (iii) recording fees; and (iv) one-half (1/2) of the Escrow fees (collectively, "Seller's Closing Expense").
	(b)	Buyer shall pay:  (i) any additional premium
amount for the Title Policy, including the cost of any endorsements requested by Buyer; (ii) one-half (1/2) of the Escrow fees; and (iii) the cost of any survey (collectively, "Buyer's Closing Expenses").
ARTICLE 5:  REPRESENTATIONS AND WARRANTIES

5.1 Buyer's Representations and Warranties. Buyer hereby represents and warrants to Seller, which representations and warranties shall be true and correct as of the date hereof and as of the Closing:
	(a)	Buyer is a general partnership duly organized and
existing under the laws of the State of Oregon;
	(b)	The execution of this Agreement and the
consummation of all transactions contemplated hereunder: (i) are within the powers of Buyer; (ii) have been duly authorized by appropriate action; and (iii) will not conflict with, result in any breach of any of the provisions of, or constitute a default (or an event which upon the giving of any required notice or lapse of time would constitute a default) under Buyer's organizational documents or the provisions of any agreement, court or administrative order, consent decree, or other
instrument to which Buyer is a party; and
	(c)	There are not (and, in the event Buyer assigns its
rights hereunder as provided for in this Agreement to any entity, there will not be against such assignee), any actions, suits, or proceedings, pending or threatened, against Buyer (or such assignee) in any court or before any administrative agency which would prevent Buyer (or such assignee) from completing the transactions provided for herein.
5.2 Seller's Representation and Warranties. Seller hereby represents and warrants the following to Buyer, which representations and warranties shall be true and correct as of the date hereof and as of the Closing:
	(a)	Seller is a limited partnership duly organized and
existing under the laws of the State of California.
	(b)	The execution of this Agreement and the
consummation of all transactions contemplated hereunder: (i) are within the powers of Seller; (ii) have been duly authorized by appropriate action; and (iii) will not conflict with, result in any breach of any of the provisions of, or constitute a default (or an event which upon the giving of any required notice or lapse of time would constitute a default) under Seller's organizational documents or the provisions of any agreement, court or administrative order, consent decree, or other
instrument to which Seller is a party.
	(c)	There are no actions, suits, or proceedings,
pending or to the best of Seller's knowledge, threatened with respect to the Property, against Seller in any court or before any administrative agency, which would prevent Seller from completing the transactions for the Property provided for herein.
	(d)	Seller is not a foreign person within the meaning
of Section 1445 of the Internal Revenue Code of 1986, as amended.
	(e)	To the best of Seller's knowledge, the Property is
not in violation or subject to any existing, pending or
threatened investigation under any environmental law.  To the best of Seller's knowledge, neither Seller's prior or current use of the Property has resulted or will result in the disposal or release of any hazardous substance, in, on or onto the Property. To the best of Seller's knowledge during Seller's period of ownership, no hazardous substance has been disposed of or released or otherwise exists in, on or onto the Property or any adjacent premises now or previously owned by Seller. Seller has complied with and continues to comply and has required all occupants of the Property to comply with all laws, regulations and ordinances applicable to hazardous substances. For the purpose of this Section 5.2(e), "environmental law" means any law, statute, ordinance or regulation pertaining to health, industrial hygiene or the environment including, without limitation, the Comprehensive Environmental Response,
Compensation and Liability Act of 1980 and the Resources Conservation and Recovery Act of 1976 and, in addition,
"hazardous substance" means any asbestos or any substance, material or waste which is or becomes designated, classified or regulated as being "toxic" or "hazardous" or a "pollutant" or which is or becomes similarly designated, classified or regulated, under any federal state or local law, regulation or ordinance. The term "hazardous substances" does not include usual and customary cleaning and other supplies necessary for the normal operations, maintenance and/or occupancy of the Property.
	(f)	With respect to the leases, tenancies, and
occupancies set forth on Exhibit "C", Seller represents and
warrants that:
		(i)	Exhibit "C" is a complete list of all
tenants, concessionaires, franchisees, and other persons and entities ("Tenants") having the right to use space at or in the Property and accurately sets forth the name of each such tenant, the space occupied, the term of the letting, all renewal and extension options, and the rent payable thereunder;
		(ii)	The Leases which Seller will deliver to
Buyer pursuant to Section 1.7 above are true, complete, and correct copies of each Lease (and any amendments) and there are no other agreements, either written or oral, with any tenants, and no other rights of occupancy;
		(iii)	The rents set forth on Exhibit "C" are,
unless otherwise noted on Exhibit "C", the rents currently being collected and were actually collected for the month immediately preceding the date hereof; that each Tenant listed on Exhibit "C" is in actual possession and conducting business in the normal course; and that there are no arrears in excess of one month except as set forth on Exhibit "C";
		(iv)	All of the Leases are in full force and
effect and none of them has been modified, amended, or extended except as required by law or as disclosed to Buyer; Seller has not sent written notice to any Tenant claiming that such Tenant is in default, which default remains uncured, except as set forth on Exhibit "C"; and to the best of Seller's knowledge, there is no outstanding counterclaim or offset against the payment of any rent or other amount payable thereunder.
		(v)	Except as approved in writing by Buyer,
all work required to be performed subsequent to the expiration of the Feasibility Period and prior to the Closing Date by landlord under each of the Leases will be performed and all allowances and credits due pursuant to the Leases have been paid by Seller to the Tenants; and
		(vi)	Exhibit "D" is a complete list of the
security deposits, if any, for each Tenant occupying space on the Property. All such security deposits shall be credited to Buyer at Closing.
5.3 Further Representations and Warranties. Seller further represents and warrants to Buyer, as of the date hereof and as of the Closing, that to the best of Seller's knowledge:
	(a)	No approval, consent, order, or authorization of
or designation, registration, or declaration with, any governmental authority is required in connection with the valid execution and delivery of and compliance with this Agreement by Seller.
	(b)	There is no condemnation proceeding pending with
regard to any part of the Property and to the best of Seller's knowledge there is no such proceeding contemplated by any governmental authority.
	(c)	All certificates, permits, and licenses from any
governmental authority having jurisdiction over the Property which are necessary to permit the lawful use and operation of the buildings and improvements on the Property, have been obtained and are in full force and effect, and, to the best of Seller's knowledge, there is no pending threat of modification or cancellation of any such permit, approval, or license. All utilities required for the operation of the Property either enter the Property through adjoining public streets or if they pass through adjoining private land, do so in accordance with valid public easements or private easements. All of said utilities are installed and operating and all installation and connection charges have been paid for in full.
	(d)	There are no equipment leases, building service
agreements, or other agreements relating to the operation of the Property except as set forth in Exhibit "E" annexed hereto. None of said agreements have been amended. Each of said agreements is in full force and effect and that the Seller is not in default thereunder and to the best of Seller's knowledge the other parties to said agreements are not in default thereunder. Seller has delivered true, complete, and correct copies of all said agreements to Buyer.
	(e)	Seller has not received any written notice from
any insurance company which has issued a policy with respect to the Property requesting performance of any structural or other major repairs or alterations to the Property, which has not been complied with.
	(f)	No work has been performed or is in progress at
and no materials have been furnished to the Property or any portion thereof which, though not presently the subject of, might give rise to, mechanic's, materialman's or other liens against the Property or any portion thereof.
	(g)	Seller, its agents and employees have received no
written notice of a violation of any federal, state, or municipal laws, ordinances, orders, regulations or requirements, affecting any portion of the Property.
Each reference in this Article 5 to Seller's "knowledge",
"actual knowledge", "best of knowledge" or the like, or reflecting receipt of written notice by Seller shall be deemed to mean the actual knowledge of, or receipt of actual notice by, NPI Equity Investments II, Inc., the entity with the controlling interest in the general partner of Seller, after reasonable written inquiry to Seller's property management company. The requirement of reasonable inquiry shall be deemed satisfied if Seller requests in writing that an authorized representative of its property management company confirm in writing the veracity of the provisions of this Article 5, and such inquiry shall not be deemed to impute to Seller the knowledge of its property management company.
The representations and warranties in Sections 5.2 and 5.3 shall be true and correct on the Closing Date as if made as of that date and shall survive the Closing for a period of six (6) months after the Closing Date; and (i) any claim based upon any alleged breach thereof must be alleged (in writing) within such six month period (unless requiring notice within six months would be unreasonable under the circumstances, in which event written notice must be given as soon thereafter as is reasonable) and
(ii) any action based upon any alleged breach thereof must be commenced within one year after Closing. Failure to give notice or commence an action on any alleged breach within the time period specified herein shall constitute a waiver of any such claim. Notwithstanding anything to the contrary provided herein, Buyer shall have no right to pursue any action against Seller pursuant to Sections 5.2 and 5.3 as a result of any of Seller's representations and warranties being untrue, inaccurate or incorrect if Buyer has actual knowledge at the time of Closing that such representation or warranty was untrue, inaccurate or incorrect at the time of Closing and Buyer nevertheless closes the transfer of title hereunder.
5.4 As-Is. Buyer acknowledges that, except as expressly stated in Sections 5.2 and 5.3 above, Seller has made no representations or warranties, written or oral, express or implied, with respect to the Property (including, without limitation, the Leases). Buyer is relying upon its own expertise and upon its own investigation of the Property. Except as expressly stated in Sections 5.2 and 5.3 above, Buyer shall acquire the Property (including without limitation, the Leases)
AS IS; provided, however, that during the period that this Agreement is in effect, Seller shall maintain the Property in its current condition, reasonable wear and tear excepted but in no event shall Seller be obligated to expend in excess of Fifty Thousand Dollars ($50,000) for the repair (but not usual and customary maintenance) of any portion of the Property. Buyer acknowledges that a material consideration in negotiating the Purchase Price and in entering into this Agreement has been Buyer's express agreement to rely upon its own investigation in consummating this transaction.
ARTICLE 6:  DEFAULTS

6.1  Buyer's Default and Liquidated Damages.  Buyer
recognizes that the Property will be removed from the market during the existence of this Agreement and that, if this transaction is not consummated because of a Buyer's Event of Default, Seller should be entitled to compensation for such detriment. Buyer and Seller acknowledge that it is extremely difficult and impractical to ascertain the extent of such detriment, and, to avoid this problem, Buyer and Seller have agreed that, in the event that this Agreement is not terminated by Buyer pursuant to any provision of this Agreement, and the Closing fails to occur because of a Buyer's Event of Default, Seller, as its sole and exclusive remedy at law hereunder, may terminate this Agreement upon notice to Buyer and retain the Deposit as liquidated damages. The Deposit has been agreed upon, after negotiation, as the best estimate of Seller's damages. Accordingly, if for any reason the Deposit is held by Escrow Agent at the time of a Buyer's Event of Default, Seller shall deliver to Escrow Agent a written declaration of Buyer's default ("Seller's Declaration of Default"). Upon Escrow Agent's receipt of Seller's Declaration of Default, Escrow Agent shall proceed as provided in Section 7.19 below and, if Escrow Agent does not receive a conflicting notice as provided in that Section, shall release the Deposit, with any interest earned thereon, to Seller. Upon a termination of this Agreement by Seller by reason of a Buyer's Event of Default, Buyer shall be solely responsible for any cancellation charge in connection with the Title Report or Title Policy and for all charges in connection with the Escrow.
6.2  Seller's Default and Buyer's Remedies.  In the event of a Seller's Event of Default (as defined below), Buyer shall have the right to:
	(a)	declare this Agreement terminated, in which event
the Deposit and all interest thereon shall be returned to Buyer, it being agreed that the Deposit to be paid by Escrow Holder to Buyer shall be deemed liquidate damages, and not a penalty. As Buyer's actual damages may be impossible to estimate, the amount of liquidated damages is a good faith estimate of the actual damages to be suffered by Buyer. In addition, in the event of a willful refusal by Seller to consummate this transaction, provided that all Buyer's conditions required hereunder have been otherwise satisfied; then, in addition to the return of the Deposit and all interest thereon, Seller shall pay to Buyer, Buyer's actual out-of-pocket expenses of Buyer's attorney and third parties conducting due diligence (i.e., title, survey, engineers and environmental, based upon paid receipts tendered by Buyer to Seller for reimbursement) not to exceed Twenty Five Thousand Dollars ($25,000). If Buyer receives reimbursement from Seller for due diligence reports, surveys, inspections, etc., contemplated in the prior sentence, then Buyer shall give copies of such reports to Seller. Thereupon, all further rights and obligations of the parties hereunder shall cease; or


	(b)	enforce specific performance of the obligations of
Seller hereunder; provided, however, in exercising its right of specific performance, Buyer may not require Seller to expend in excess of Fifty Thousand Dollars ($50,000) to correct any matter which Seller did not cause.
6.3  Buyer's Event of Default.  As used herein, the term
"Buyer's Event of Default" shall mean the occurrence of any of the following: (i) failure of Buyer to deposit and make any and all deposits and payments required hereunder on or before the dates required hereby; (ii) any of the representations and warranties contained in Section 5.1 hereof is materially false as of the Closing Date; or (iii) Buyer breaches any other covenant of Buyer contained herein and such breach remains uncured for two
(2) business days after notice of such breach is delivered by Seller to Buyer.
6.4 Seller's Event of Default. As used herein, the term "Seller's Event of Default" shall mean the occurrence of any of the following: (i) the unexcused failure of Seller to sell, assign, and transfer the required right, title, and interest in and to the Property and to make the deliveries required hereunder on or before the dates required hereunder; (ii) any of the representations and warranties of Seller contained in Section 5.2 is materially false at the date hereof; or (iii) Seller breaches without excuse any other covenant of Seller contained herein and such breach remains uncured for two (2) business days after notice of such breach is delivered by Buyer to Seller.
ARTICLE 7:  MISCELLANEOUS

7.1  Notices.  All notices, demands, requests, consents,
approvals or other communication (collectively, "Notices")
required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and shall be deemed given and received on the day (or, if such day is not a business day or such receipt is after 5:00 p.m. then current eastern time on any business day, the next following business day): (i) when hand delivered to a person of suitable age and discretion at the address of the receiving party; (ii) when delivered to the address of the receiving party by Express Mail, Federal Express or other overnight delivery service; or (iii)
when successfully transmitted by telecopier transmission with a confirming Notice sent by method (i) or (ii) above, in any of such cases, delivered, addressed or dispatched as follows:
If to Buyer:			Northbank Partners
					388 Pearl Street
					Eugene, Oregon  97401
					Attention:  David Davine
					Facsimile No.: (503) 485-2050

With a copy to:			Arnold, Gallagher, Saydack, Purcell
					& Roberts
					101 East Broadway, Suite 220
					Eugene, Oregon  97401
					Attention:  Rohn M. Roberts, Esq.
					Facsimile No.: (503) 484-0536

If to Seller:			Century Properties Fund XV
					100 Jericho Quadrangle, Suite 214
					Jericho, New York  11753
					Attention: Peter Braverman
					Facsimile No.: (516) 433-2777

With a copy to:			Post & Heymann, LLP
					100 Jericho Quadrangle, Suite 214
					Jericho, New York  11753
					Attention:  David J. Heymann, Esq.
					Facsimile No.:  (516) 433-2777

If to Escrow Agent:		Evergreen Land Title Co.
					1570 Mohawk Blvd.
					Springfield, Oregon  97472
					Attention: Jessie Fountain
					Facsimile No.: (503) 741-0569

or to such other address as such party shall have specified most recently by a Notice given in the manner required hereunder.
7.2 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute but one and the same instrument.
7.3  Governing Law; Choice of Forum.  This Agreement shall
be governed by, interpreted under, and construed and enforced in accordance with the laws of the State of Oregon applicable to agreements made and to be performed wholly within the State of Oregon. Each of the parties hereto consents to the exclusive jurisdiction of and agrees that any and all disputes with respect hereto shall be adjudicated by the state and federal courts located within Oregon.
7.4  Entire Agreement.  This Agreement constitutes the
entire agreement between the parties with respect to the subject matter hereof and supersedes all prior understandings writings with respect thereto. This Agreement may not be modified, changed or supplemented, nor may any obligations hereunder be waived, except by a written instrument signed by the party to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein. This provision shall survive the Closing or earlier termination of this Agreement.
7.5  No Third Party Benefits.  This Agreement is for the
benefit of the parties hereto and their respective permitted successors and assigns. The parties neither intend to confer any benefit hereunder on any person, firm or corporation other than the parties hereto, nor shall any such third party have any rights hereunder.
7.6  Non-Waiver of Rights.  No failure or delay of either
party in the exercise of any right given to such party hereunder shall constitute a waiver thereof unless the time specified herein for exercise of such right has expired, nor shall any single or partial exercise of any right preclude any other or further exercise thereof or of any other right. The waiver of any breach hereunder shall not be deemed to be a waiver of any other or any subsequent breach hereof.
7.7  Titles and Headings.  Titles and headings of sections
of this Agreement are for convenience of reference only and shall not affect the construction of any provisions of this Agreement.
7.8  Pronouns, Joint and Several Liability.  All pronouns
and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the parties require.
7.9  Further Assurances.  Seller and Buyer each agree to do
such further acts and things to execute and deliver such additional agreements and instruments, prior to or subsequent to the Closing, to consummate, evidence or confirm the purchase and sale contemplated herein and each shall use its best efforts to accomplish the Closing in accordance with the provisions hereof. This provision will survive the Closing.
7.10 Time. Any time period to be computed pursuant to this Agreement shall be computed by excluding the first day and including the last. If the last day falls on a Saturday, Sunday or holiday, the last day shall be extended until the next business day that the Escrow Agent is open for business, but in no case will the extension be for more than three (3) days.
7.11 Severability. The determination that any covenant, agreement, condition or provision of this Agreement, which is not necessary to the enjoyment by either party of the benefit contemplated herein, is invalid shall not affect the enforceability of the remaining covenants, agreements, conditions or provisions hereof and, in the event of any such determination, this Agreement shall be construed as if such invalid covenant agreement, condition or provision were not included herein.
7.12  Drafting Ambiguities.  Each party to this Agreement
and its counsel have reviewed and revised this Agreement. The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or of any amendments or exhibits to this Agreement.
7.13  Assignment; Successors and Assigns.  This Agreement
shall be binding upon, and shall inure to the benefit of, the successors and assigns of the parties hereto and shall not be assignable without the prior written consent of the other party thereto; provided, however, that Buyer may assign this Agreement to any partnership or limited liability company in which Buyer or any entity controlling, controlled by or under common control with Buyer is a managing partner, general partner or managing member.
7.14  Time of Essence.  Time is of the essence with respect
to all of Buyer's and Seller's obligations set forth in this Agreement and each and every such obligation must be performed fully and punctually.
7.15	  [Intentionally Omitted]
7.16 Brokerage Fees. Buyer represents and warrants to Seller that it has dealt with no real estate salesman, broker, or finder relative to the transaction contemplated in this Agreement other than representatives of Western Properties. Seller agrees to pay a commission of three percent of the Purchase Price in connection with this transaction and to otherwise satisfy and hold Buyer harmless from any and all claims and liabilities for real estate brokerage commissions and finders fees to Western Properties or any other party which commissions and fees are related in any way to the transaction which is the subject of this Agreement. The provisions of this Section 7.16 shall survive the Closing.
7.17 Attorney Fees. If legal action is initiated relative to this Agreement or the rights or obligations of any party hereunder, the non-prevailing party in such action shall pay reasonable attorney fees to the prevailing party, with the amount to be determined by the court in said action.
7.18 Section 1031 Exchange. Seller acknowledges that in the event Buyer determines, in its sole discretion, to purchase the property pursuant to an exchange under Section 1031 of the Internal Revenue Code. Seller agrees to cooperate with Buyer in effectuating such exchange at no cost to Seller.
7.19 Escrow Instructions. The Escrow Agent is hereby authorized by each of the parties to disburse funds and to deliver and record such documents as may be appropriate in accordance with the terms of this Agreement. If this Agreement or any other matter related hereto shall become the subject of any litigation or controversy, Buyer and Seller agree to jointly and severally hold the Escrow Agent free and harmless from any loss or expense, including reasonable attorney fees, that may be suffered by the Escrow Agent by reason hereof, except where caused by an act or omission of the Escrow Agent. If either Buyer or Seller gives Escrow Agent any Buyer's Declaration of Default, Seller's Declaration of Default, or any written claim or notice that the transaction contemplated herein and the Escrow have terminated, the Escrow Agent shall: (i) provide the other party (Buyer or Seller) with a copy of the Declaration, claim, or notice; and (ii) give further notice to that party that the Escrow Agent shall consider the transaction and Escrow terminated and shall perform as required by this Agreement, unless that party gives the Escrow Agent a conflicting notice or claim within five (5) business days of the date the Escrow Agent's notice is given to that party. Unless conflicting notice or claim is given to the Escrow Agent by that party within said five (5) business days, the Escrow Agent may thereupon and shall thereupon perform as required by this Agreement. If conflicting demands, claims, or notices are given to the Escrow Agent with respect to this Agreement, the parties agree that the Escrow Agent shall be entitled to refrain from any further action until it shall have received further instructions executed by Buyer and Seller or, in the alternative, the Escrow Agent shall be entitled to file a suit in interpleader upon twenty (20) days notice to Buyer and Seller of its intent to do so. Upon filing of any action in interpleader and the deposit of all documents and funds in its possession with the judicial court in which the action is commenced or such other depository as may be agreed upon by the parties, the Escrow Agent shall be fully released and discharged from any further obligation imposed upon it by this Agreement. The Escrow Agent shall not be liable in its capacity as such for any deficiency or correctness as to format or execution or validity of any instruments deposited with it, nor as to the identity, authority, or rights of any person executing them, nor for the failure by any person other than the Escrow Agent to comply with any of the provisions of any agreement, contract, or any other instrument deposited with the Escrow Agent or referred to herein. The Escrow Agent's duties hereunder shall be limited to the safekeeping of all monies, instruments, and other documents received by it as the Escrow Agent and for disposition in accordance with the terms of this Agreement or as the Escrow Agent may be further instructed.


IN WITNESS WHEREOF, Seller and Buyer have duly executed this Agreement as of the day and year first above written.
				SELLER:

				CENTURY PROPERTIES FUND XV

				By: Fox Capital Management Corporation

				    By: __________________________
                                 Peter Braverman,
   					   Vice President


				BUYER:

				NORTHBANK PARTNERS

				By:  ______________________
                              General Partner


ACKNOWLEDGMENT OF ESCROW AGENT
Evergreen Land Title Co., as Escrow Agent, hereby acknowledges receipt of the foregoing Agreement of Purchase and Sale and the Deposit and agrees to perform its duties as Escrow
Agent consistently therewith.

Dated:  October ___, 1995		ESCROW AGENT
						EVERGREEN LAND TITLE CO.
						______________________________
						Name:
						Title:


EXHIBIT A


LEGAL DESCRIPTION


EXHIBIT B

TENANT ESTOPPEL CERTIFICATE


TO:	__________________ or one or more of its affiliates or
designees ("Buyer") and/or whom else it may concern:

THIS IS TO CERTIFY THAT:

1.	The undersigned is the lessee ("Tenant") under that certain
lease dated ________, 19__ ("Lease") by and between _____________, as lessor ("Landlord"), and _____________, as
Tenant, covering those certain premises commonly known and designated as ___________________ ("Premises"). A TRUE AND
CORRECT COPY OF THE LEASE AND ALL AMENDMENTS THERETO IS
ATTACHED HERETO. No other modifications, changes, amendments, supplements or assignments of the Lease have been made.

2.	This Lease is valid and in full force and effect on the date hereof. The Lease is the only Lease or agreement between the Tenant and the Landlord affecting or relating to the Premises. The Lease represents the entire agreement between the Landlord and the Tenant with respect to the Premises.

3.	The Tenant is not entitled to, and has made no agreements(s)
with the Landlord or its agents or employees concerning, free rent, rebate of rent payments, credit or offset or deduction in rent, unpaid or unearned tenant improvement allowance, or any other type of rental concession, including, without limitation, lease support payments or lease buy-outs except as indicated below (if none, state none): _________________________________________________

4.	The Tenant has accepted and now occupies the Premises, and
is and has been open for business since ______, 19__.  The
Lease term began ______, 19__. The termination date of the present term of the Lease, excluding unexercised renewals, is ________, 19__.

5.	The Tenant has no renewal options to extend the term of the
Lease except as indicated below (if none, state none):
____________.

6.	The Tenant has paid rent for the Premises for the period up
to and including ______, 19__. The fixed minimum rent and any additional rent payable by the Tenant presently is $________ per month. The Tenant's security deposit is $________.

7.	No event has occurred and no condition exists which, with
giving of notice or the lapse of time or both, will constitute a default under the Lease. The Tenant has no existing defenses or offsets against the enforcement of this Lease by the Landlord.

8.	The Lease contains, and the Tenant has, no outstanding
options or rights of first refusal to purchase the Premises or any part thereof or all or any part of the real property of which the Premises are a part.

9.	No actions, whether voluntary or otherwise, are pending
against the Tenant or any general partner of the Tenant under the bankruptcy laws of the United States or any state thereof.


									TENANT:

									____________________

									By:_________________
									Name:_______________
									Title:______________


EXHIBIT C


RENT ROLL


EXHIBIT D


SECURITY DEPOSITS


EXHIBIT E


CONTRACTS